UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 26, 2006

                              --------------------

                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)


         California                                             46-0476193
(State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)              File Number)         Identification Number)

                      27710 Jefferson Avenue
                            Suite A100
                       Temecula, California                         92590
             (Address of principal executive offices)            (Zip code)

       Registrant's telephone number, including area code: (951) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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

Item 8.01 - Other Events.

     On April 26, 2006, Luther Mohr, director of Temecula Valley Bancorp Inc. ("Company") entered into a Trading Plan with his broker pursuant to the provisions of Rule 10b5-1 of the Securities Exchange Act of 1934, as amended. The Trading Plan establishes planned sales of up to 40,000 shares of the Company's common stock by Mr. Mohr and will be implemented over a period of time that ends on October 19, 2006, subject to the specific provisions of the Trading Plan. The specific transactions will be disclosed in Form 4 and Rule 144 filings with the Securities and Exchange Commission.

     Mr. Mohr is entering into the Trading Plan to diversify his economic holdings in accordance with retirement objectives. As previously disclosed, Mr. Mohr retired from all executive officer positions with the Company and Temecula Valley Bank in April 2005.





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TEMECULA VALLEY BANCORP INC.


Date: April 26, 2006                   By:   /s/ STEPHEN H. WACKNITZ
                                           -------------------------------------
                                           Stephen H. Wacknitz
                                           Chief Executive Officer and President